AMENDMENT NO. 18
to the

VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

Effective March 1, 2005

Between

JACKSON NATIONAL LIFE INSURANCE COMPANY
("CEDING COMPANY")

and

ACE TEMPEST LIFE REINSURANCE LTD.
("REINSURER")

Effective December 12, 2011 and April 30, 2012, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to add new funds and record fund name changes. To effect these changes, the following provision of this Agreement is hereby amended:

- Schedule B-2, *Subaccounts Subject to this Reinsurance Agreement*, amendment #17, is hereby replaced by the attached Schedule B-2.

Jackson National Life Insurance Company	ACE Tempest Life Reinsurance Ltd.
By [signature]	By [signature]
Name Lisa C. Drake	Name Alberto Aitmezguine
Title SVP and Chief Actuary	Title SVP & Chief Actuary
Date 03/12/12	Date 03/13/12

SCHEDULE B-2

Subaccounts Subject to this Reinsurance Agreement

	Comment	Product Availability
location Fund	New 4/30/2012	All
l Capitalization Fund	New 5/3/2010	All
cation Fund	New 4/30/2012	All
Fund	New 5/3/2010	All
Fund	New 5/3/2010	All
me Fund	New 5/3/2010	All
come and Growth Fund	New 5/3/2010	All
Fund	New 5/3/2010	All
rities Fund.	New 1/16/2007 – Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund.	All
Fund	New 10/11/2010	All
ure Fund	New 12/12/2011	All
nced Fund	Name changed from JNL/FMR Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007	All
rsified Research Fund	Name changed from JNL/Select Global Growth Fund effective 12/3/2007	All
	Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012	All
		All
x-Japan Fund	New 3/31/2008; Name changed from JNL/PAM Asia ex-Japan Fund effective 4/30/2012	All
-India Fund	New 3/31/2008; Name changed from JNL/PAM China-India Fund effective 4/30/2012	All
Strategy	New 1/16/2007	All
rowth	New 1/16/2007	All
ulti-sector Bond Fund	New 12/12/2011	All

	Comment	Product Availability
	New 5/1/2006	All
und	New 12/3/2007 – Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010.	All
	New 1/16/2007	All
	New 5/2/05	All
	Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007.	All
	New 10/6/2008	All
	New 5/2/05	All
	New 1/16/2007. .Effective 10/11/2010, name changed from JNL/Credit Suisse Long/Short.	All
	New 4/6/2009	All (Restriction for Retirement Latitudes was lifted 5/3/2010)
	New 4/6/2009	All (Restriction for Retirement Latitudes was lifted 5/3/2010)
	New 4/6/2009	All (Restriction for Retirement Latitudes was lifted 5/3/2010)
	New 4/6/2009	All (Restriction for Retirement Latitudes was lifted 5/3/2010)
	Named changed from JNL/Putnam International Equity Fund effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. Effective 10/11/2010, name changed from JNL/AIM International Growth Fund.	All
	Name changed from JNL/AIM Large Cap Growth Fund effective 10/11/2010.	All
	New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund.	All
	Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010.	All

Subaccou

Fund Name
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds New World Fund
JNL/American Funds International Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/ BlackRock Commodity Securities Fund.
JNL/BlackRock Global Allocation Fund
JNL/Brookfield Global Infrastructure Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/DFA US Core Equity Fund
JNL/Eagle Small Cap Equity Fund
JNL/Eastspring Investments Asia ex-Japan Fund
JNL/Eastspring Investments China-India Fund
JNL/Franklin Templeton Founding Strategy
JNL/Franklin Templeton Global Growth
JNL/Franklin Templeton Global Multi-sector Bond Fund

	Product Availability
	All (Restriction for Retirement Latitudes was lifted 5/3/2010)
	All
om JNL/FMR Capital Growth Fund 6, from JNL/FMR Mid-Cap Equity Fund 07, and from JNL/FI Mid-Cap Equity Fund 07. Also, JNL/Putnam Mid-Cap Growth d with this fund effective 12/3/2007.	All
om JNL/Salomon Brothers U.S. Govt. & nd effective 5/1/2006,from JNL/Western ality Bond Fund effective 1/16/2007, and n Asset U.S. Govt. & Quality Bond Fund 07.	All
	All
om JNL/Lazard Mid Cap Value Fund 08	All
	All
	All
	All but Retirement Latitudes
	All
	All
	All but Retirement Latitudes
	All but Retirement Latitudes
	All but Retirement Latitudes
	All
om JNL/Mellon Capital Management nd effective 5/2/2005	All but Retirement Latitudes
	All
	All but Retirement Latitudes
	All
	All

Fund Name	Comment
JNL/Franklin Templeton Income Fund	New 5/1/2006
JNL/Franklin Templeton International Small Cap Growth Fund	New 12/3/2007 – N Guardian Internatio
JNL/Franklin Templeton Mutual Shares	New 1/16/2007
JNL/Franklin Templeton Small Cap Value Fund	New 5/2/05
JNL/Goldman Sachs Core Plus Bond Fund	Name changed fron Fund effective 5/1/2 Fund effective 1/16/ Strategic Bond Fun
JNL/Goldman Sachs Emerging Markets Debt Fund	New 10/6/2008
JNL/Goldman Sachs Mid Cap Value Fund	New 5/2/05
JNL/Goldman Sachs U.S. Equity Flex	New 1/16/2007. .Ef JNL/Credit Suisse L
JNL Institutional Alt 20	New 4/6/2009
JNL Institutional Alt 35	New 4/6/2009
JNL Institutional Alt 50	New 4/6/2009
JNL Institutional Alt 65	New 4/6/2009
JNL/Invesco International Growth Fund	Named changed fro Fund effective 5/2/0 Equity Fund effecti name changed from
JNL/Invesco Large Cap Growth Fund	Name changed fron effective 10/11/201
JNL/Invesco Global Real Estate Fund	New 5/2/05, Name Fund effective 10/6/ changed from JNL/
JNL/Invesco Small Cap Growth Fund	Name changed fron effective 10/11/201

Fund Name	Comment
JNL/Ivy Asset Strategy	New 9/28/2009
JNL/JPMorgan International Value Fund	
JNL/JPMorgan Mid-Cap Growth Fund	Name changed from JNL/FMR Capital Grow effective 5/1/2006, from JNL/FMR Mid-Cap effective 4/30/2007, and from JNL/FI Mid-C effective 12/3/2007. Also, JNL/Putnam Mid Fund was merged with this fund effective 12
JNL/JPMorgan U.S. Government & Quality Bond Fund	Name changed from JNL/Salomon Brothers Quality Bond Fund effective 5/1/2006,from J U.S. Govt. & Quality Bond Fund effective 1/ from JNL/Western Asset U.S. Govt. & Quali effective 4/30/2007.
JNL/Lazard Emerging Markets Fund	New 5/1/2006
JNL/Lazard Mid Cap Equity Fund	Name changed from JNL/Lazard Mid Cap V effective 3/31/2008
JNL/M&G Global Basics Fund	New 10/6/2008
JNL/M&G Global Leaders Fund	New 10/6/2008
JNL/Mellon Capital Management 10 X 10 Fund	New 4/30/2007.
JNL/Mellon Capital Management 25 Fund	
JNL/Mellon Capital Management Bond Index Fund	
JNL/Mellon Capital Management Communications Sector Fund	
JNL/Mellon Capital Management Consumer Brands Sector Fund	
JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund	New 4/30/2012
JNL/Mellon Capital Management Emerging Markets Index Fund	New 12/12/2011
JNL/Mellon Capital Management Oil & Gas Sector Fund	Name changed from JNL/Mellon Capital Ma Energy Sector Fund effective 5/2/2005
JNL/Mellon Capital Management European 30 Fund	New 10/6/2008
JNL/Mellon Capital Management Financial Sector Fund	
JNL/Mellon Capital Management Global 15 Fund	
JNL/Mellon Capital Management International Index Fund	

Fund Name	Comment	Product Availability
JNL/Mellon Capital Management Index 5 Fund	New 4/30/2007.	All but Retirement Latitudes
JNL/Mellon Capital Management JNL 5 Fund		All
JNL/Mellon Capital Management JNL Optimized 5 Fund	New 5/1/2006	All
JNL/Mellon Capital Management Healthcare Sector Fund	Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund effective 5/2/05	All but Retirement Latitudes
JNL/Mellon Capital Management NYSE® International 25 Fund	New 4/30/2007.	All but Retirement Latitudes
JNL/Mellon Capital Management Pacific Rim 30 Fund	New 10/6/2008	All
JNL/Mellon Capital Management S&P ® SMid 60 Fund	New 4/30/2007.	All but Retirement Latitudes
JNL/Mellon Capital Management S&P ® 24 Fund	New 5/1/2006	All
JNL/Mellon Capital Management S&P 400 MidCap Index Fund		All
JNL/Mellon Capital Management S&P 500 Index Fund	Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index fund was merged into this fund. Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund.	All
JNL/Mellon Capital Management Select Small-Cap Fund		All
JNL/Mellon Capital Management Small Cap Index Fund	Effective 4/6/2009, the JNL/Lazard Small Cap Equity fund was merged into this fund.	All
JNL/Mellon Capital Management Technology Sector Fund		All but Retirement Latitudes
JNL/Mellon Capital Management Dow SM Dividend	New 1/17/2006	All
JNL/Mellon Capital Management The Dow sm 10 Fund	Name changed effective 1/17/2006	All
JNL/Mellon Capital Management The S&P® 10 Fund	Name changed effective 1/17/2006	All
JNL/Mellon Capital Management VIP Fund		All
JNL/Mellon Capital Management Nasdaq® 25 Fund	Name changed from JNL/Mellon Capital Management Nasdaq® 15 Fund effective 12/3/2007	All
JNL/Mellon Capital Management Value Line® 30 Fund	Name changed from JNL/Mellon Capital Management Value Line® 25 Fund effective 12/3/2007	All
JNL/Mellon Capital Management Global Alpha Fund	New 9/28/2009	All (Restriction for Retirement Latitudes was lifted eff 5/3/2010)
JNL/Morgan Stanley Mid Cap Growth Fund	New 4/30/2012	All but Retirement Latitudes
JNL/Neuberger Berman Strategic Income Fund	New 4/30/3012	All but Retirement Latitudes
JNL/Oppenheimer Global Growth Fund		All

Fund Name	Comment	Product Availability
JNL/PIMCO Real Return	New 1/16/2007	All
JNL/PIMCO Total Return Bond Fund		All
JNL/PPM America Floating Rate Income Fund	New 5/2/2011	All
JNL/ PPM America High Yield Bond Fund	Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007, and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007.	All
JNL/PPM America Mid-Cap Value Fund	New 3/31/2008	All
JNL/PPM America Small Cap Value Fund	New 3/31/2008	All
JNL/PPM America Value Equity	Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007	All (Exclusion of Retirement Latitudes was lifted eff 10/6/08)
JNL/Red Rocks Listed Private Equity Fund	New 10/6/2008	All
JNL/S&P 4 Fund	New 12/3/2007	All
JNL/S&P Competitive Advantage Fund	New 12/3/2007	All but Retirement Latitudes
JNL Disciplined Growth	New 1/16/2007 – Name changed from JNL/S&P Disciplined Growth effective 8/29/2011	All but Fifth Third
JNL Disciplined Moderate	New 1/16/2007 – Name changed from JNL/S&P Disciplined Moderate effective 8/29/2011	All but Fifth Third
JNL Disciplined Moderate Growth	New 1/16/2007 – Name changed from JNL/S&P Disciplined Moderate Growth effective 8/29/2011	All but Fifth Third
JNL/S&P Dividend Income & Growth Fund	New 12/3/2007	All but Retirement Latitudes
JNL/S&P Intrinsic Value Fund	New 12/3/2007	All but Retirement Latitudes
JNL/S&P Managed Aggressive Growth Fund		All
JNL/S&P Managed Conservative Fund		All
JNL/S&P Managed Growth Fund	Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund were merged into this fund.	All
JNL/S&P Managed Moderate Fund	Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund.	All
JNL/S&P Managed Moderate Growth Fund	Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund	All
JNL/S&P Total Yield Fund	New 12/3/2007	All but Retirement Latitudes

Fund Name	Comment	Product Availability
JNL/T. Rowe Price Established Growth Fund	JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. JNL/Alger Growth Fund and JNL Oppenheimer Growth Fund were merged with this fund on 4/30/2007.	All
JNL/T. Rowe Price Mid-Cap Growth Fund		All
JNL/T. Rowe Price Short Term Bond Fund	New 5/1/2006 – Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009	All
JNL/T. Rowe Price Value Fund		All
JNL/UBS Large Cap Select Growth Fund	Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012	All
JNL/WMC Balanced	Name changed from JNL/Select Balanced effective 5/2/2011	All
JNL/WMC Money Market	Name changed from JNL/Select Money Market effective 5/2/2011	All
JNL/WMC Value	Name changed from JNL/Select Value effective 5/2/2011	All
Fifth Third Balanced VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Disciplined Value VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Mid Cap VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Quality Growth VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
JNL General Account		
Guaranteed Five Year Fixed		All but Advisors II and Perspective A Series
12 Month DCA		All
6 Month DCA		All
Guaranteed One Year Fixed		All but Advisors II
Guaranteed Seven Year Fixed		All but Advisors II and Perspective A Series

Fund Name	Comment	Product Availability
Guaranteed Three Year Fixed		All but Advisors II and Perspective A Series

JNL ACE 2005 Treaty Schedule B-2 Amendment #18